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                                     Money
                                    Market

LINCOLN NATIONAL
MONEY MARKET FUND, INC.


AN INVESTMENT IN THIS FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $10.00 PER SHARE.

DESCRIPTION OF THE FUND

The Money Market Fund (fund) was incorporated in Maryland in 1981. It is an open-end diversified management investment company whose investment objective is maximum current income consistent with the preservation of capital. The fund pursues its objective by investing in a portfolio of short-term money market instruments maturing within one year from date of purchase. The investment objective and policies of the fund are fundamental and cannot be changed without the affirmative vote of a majority of the outstanding securities of the fund. See General information in the Appendix. There is no assurance that the objective of the fund will be achieved.

The primary risk in the fund is an interest rate risk. The rate of return in this fund will vary with fluctuations in short-term interest rates. Otherwise, the fund is considered to be of low relative risk because it has followed a policy of investing primarily in short-term instruments rated in one of the top two credit rating categories by one or the other primary credit rating services, and maintains a cumulative average portfolio maturity of no greater than 90 days. See Investment policies and techniques.

PORTFOLIO MANAGER
Effective October 1, 1997, Cozey W. Baker, Jr., is no longer the portfolio manager for the fund.

The portfolio manager for the fund is Jil Schoeff Lindholm, Short-Term Investment Manager, Lincoln Investment, the advisor to the fund. Ms. Lindholm is assuming responsibility for the fund on October 1, 1997. She has been a Short-Term Investment Manager with Lincoln Investment since February, 1995. She was a GIC Sales Executive for Lincoln Life from March, 1992 through February, 1995. Ms. Lindholm holds a Master's Degree in business administration from Indiana University.

INVESTMENT POLICIES AND TECHNIQUES

The types of instruments utilized in pursuing the fund's objective include:

1. Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Some of these obligations are guaranteed by the U.S. Government and some are not. See Investment policies-U.S. Government obligations in the SAI;

2. Obligations (including certificates of deposit, bankers' acceptances and time deposits) of any U.S. bank or other U.S. financial institution that is a member of the Federal Reserve System, the Federal Deposit Insurance Corp.
   (FDIC) or the Federal Savings and Loan Insurance Corp. (FSLIC) [including obligations of foreign branches of those members] and of any U.S. branch of a foreign bank. These U.S. institutions or foreign banks with U.S. branches are required to have total assets (as most recently reported) of not less than $1 billion or the foreign currency equivalent. Under current FDIC and FSLIC regulations, $100,000 is the maximum insurance payable as to any one domestic certificate of deposit; therefore, certificates of deposit purchased by the fund will not generally be fully insured; and/or

3. Commercial paper and other debt obligations of U.S. corporations, subject to Rule 2a-7 under the Investment Company Act of 1940 (1940 Act), which generally requires that: (a) the security be rated in one of the top two credit rating categories for short-term debt obligations; (b) it have a remaining maturity, at time of purchase, of 397 days or less; and (c) at least 95% of the fund's assets be invested in the highest credit rating category, as defined by the Rule. (Rule 2a-7 imposes numerous other requirements on the fund. See Investment restrictions. Also, see Net asset value in the Appendix for additional discussion of the Rule.)

More detailed descriptions of these types of instruments are given under Permitted investments in the SAI.

When the fund purchases securities of the types described, it may occasionally enter into a repurchase agreement with the seller. The seller agrees at the time

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                                     Money
                                     Market
of sale to repurchase the security from the fund at a mutually agreed upon time and price. See Strategic portfolio transactions in the Appendix.

Although the fund provides the advantage of diversification, there remains an inherent risk due to the nature of its investments. As a general matter, the current value of debt securities varies inversely with changes in prevailing interest rates. If interest rates increase after a security is purchased, the value of the security will normally decrease. Conversely, should interest rates decrease after a security is purchased, its value will normally increase. These market fluctuations generally should not result in any significant permanent change in value (or realized gains or losses) because the fund will invest primarily in short-term obligations and does not intend to dispose of the securities it purchases before their maturity.

FOREIGN INVESTMENTS
Investments in securities issued by foreign issuers involve certain risks which are not associated with investment in U.S. securities. The fund has the authority to invest in foreign securities, within the limits described elsewhere in this Prospectus. Eurodollar deposits in foreign branches of U.S. banks are similar to domestic deposits, but are not covered by FDIC insurance and may be influenced by future political and economic developments and governmental restrictions (for example, restrictions on the flow of capital between Europe and the United States). Refer to Foreign investments in the Appendix for a discussion of the various risks inherent in foreign investing.

PORTFOLIO TURNOVER
The fund will attempt to increase yields by varying maturities, taking advantage of short-term market variations. This policy is expected to result in a portfolio turnover of 400% to 1000%, consistent with average maturities which range from 20 to 40 days for the fund as a whole (although the average maturity for any given year may be higher). For example, a rate of portfolio turnover of 100% would occur if all of the fund's portfolio were replaced in a period of one year. The high portfolio turnover is not reflective of higher transaction costs because the fund buys and holds securities rather than trading them in the dealer market. The average maturity of the fund's portfolio will vary according to the advisor's appraisal of money market conditions. The fund will be managed, however, in accordance with Rule 2a-7 under the 1940 Act, so that the entire portfolio will maintain a dollar-weighted average maturity of 90 days or less.

INVESTMENT RESTRICTIONS

The investment restrictions have been adopted by the fund as fundamental policies. See General information in the Appendix. For purposes of the following restrictions: (1) all percentage limitations apply immediately after the making of an investment; and (2) any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from the portfolio.

The fund may not:

1. Purchase common stock, preferred stock, warrants or other equity or voting securities;

2. Invest more than 5% of its total assets in the securities of any one issuer (excluding the U.S. Government, its agencies and instrumentalities) except to the extent permitted by Rule 2a-7 under the 1940 Act. [Note: Under a three-day safe harbor exception to Rule 2a-7, the fund may invest up to an additional 25% of its total assets in the securities of a single issuer for a maximum of three business days, if the highest quality standards of the Rule are satisfied and other conditions are met. This exception allows the portfolio manager to efficiently invest large inflows of cash into the fund.];

3. Borrow money, except for temporary or emergency purposes and not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amounts borrowed); and/or

4. Invest more than 5% of its total assets in securities of issuers which, together with their predecessors, have been in operation for less than three years. This restriction shall not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Additional investment restrictions can be found in the SAI.

STRATEGIC PORTFOLIO TRANSACTIONS

The portfolio manager for the fund has considerable discretion in the selection of appropriate fund investments. In the exercise of that discretion, the portfolio manager may, at any given time, invest a portion of the fund's assets in one or more strategic portfolio transactions which we define to include cash enhancement transactions.

For your convenience, in the Appendix, we have included a basic discussion of these special financial arrangement transactions and some of the risks associated with them.

THE MONEY MARKET FUND IS AUTHORIZED:
a) for derivative transactions [none authorized].

b) for cash enhancement transactions, to: lend portfolio securities if such loans of securities do not exceed one-third of the fund's total assets at any time, and engage in repurchase transactions. Collateral will be continually maintained at no less than 102% of the value of the loaned securities or of the repurchase price, as applicable.
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